As filed with the Securities and Exchange Commission on August 8, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22593

The Cushing Royalty & Income Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2014

Item 1. Reports to Stockholders.

Semi-Annual Report

May 31, 2014

THE CUSHING® ROYALTY & INCOME FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888)-777-2346 www.cushingcef.com www.swankcapital.com

The Cushing® Royalty & Income Fund

Shareholder Letter

Dear Fellow Shareholders,

The Cushing® Royalty & Income Fund (the “Fund”) generated positive returns for shareholders for the six month period ended May 31, 2014. For the period, the Fund delivered a Net Asset Value Total Return (equal to the change in net asset value per share plus the reinvested cash distribution paid during the period) of 8.9%, versus a total return of 7.62% for the S&P 500 Index (Total Return). The Fund’s Share Price Total Return (equal to the change in net share price per share plus the reinvested cash distribution paid during the period) was 22.2%, for the fiscal period ended May 31, 2014 and differs from the Net Asset Value Total Return due to fluctuations in the discount of share price to NAV. The Fund’s shares traded at a 4.7% premium to NAV as of the end of the period.

Energy Trust and Upstream MLP Market Review

The broader domestic equity market, as measured by the performance of the S&P 500 Index, performed well during the first half of the Fund’s fiscal year. This followed the “taper-tantrum” which began in mid-2013 and negatively affected equities, particularly interest rate sensitive equity subsectors (such as REITs, utilities, and to a much lesser extent, master limited partnerships (“MLPs”)). Contrary to many market pundits’ beliefs, the U.S. 10-year Treasury yield declined from a high of approximately 3% in December 2013 to below 2.5% by the end of May 2014. Absent one-time weather-related impacts in the calendar first quarter of 2014, the economy continued to perform reasonably well, supporting equity performance. Recent key themes that impacted exploration and production master limited partnerships (“Upstream MLPs”) and U.S. and Canadian royalty trusts and energy companies (“Energy Trusts”) during the period included: production curtailments in certain regions due to severe winter storms, a significant increase in acquisition activity by Upstream MLPs and improving natural gas prices stemming from higher winter heating demand. A number of key issues affected the Fund’s performance during the reporting period. In particular, the Fund benefited from favorable stock selection and overweight positions in Upstream MLPs and very limited exposure to the Energy Trust subsector. Stock selection in the Variable Distribution MLP subsector also contributed positively to the Fund’s overall performance.

Fund Performance

The stocks that made the strongest positive contributions to the Fund’s performance during the period were BreitBurn Energy Partners, L.P. (NASDAQ: BBEP) and Emerge Energy Services, L.P. (NASDAQ: EMES). BBEP continued its strong operational performance and remains a core holding. EMES is primarily a producer of sand utilized in the hydraulic fracture stimulation of oil and natural gas wells. EMES benefited from newly designed completion techniques that drive very strong demand for “frac” sand and drove expectations for sand pricing higher. It also is in the midst of a rapid ramp up of existing capacity as well as capacity expansions at two new mines set to come online later this year with very strong payback prospects. Each of these positions remained in the Fund’s portfolio at the end of the reporting period.

Detractors from the Fund’s performance included Eagle Rock Energy Partners, L.P. (NASDAQ: EROC) and Natural Resource Partners, L.P. (NYSE: NRP). EROC underperformed due to an unexpected suspension of its distribution as a result of the delay in completion of the previously announced sale of its midstream assets to a third party. NRP lagged due to an unexpected significant cut to its distribution. The Fund sold its holdings in EROC and NRP.

We continued to look for stocks with attractive valuations and growth opportunities, as well as those with near-term catalysts. During the period, we added a position in Bonterra Energy Corporation (TSX: BNE CN), a Canadian oil and natural gas exploration and production company, as we anticipated favorable results from its improving drilling results, improving well costs, and potentially higher recovery rates from its acreage in the Pembina Cardium field, the largest conventional oilfield in Canada. We sold Variable Distribution MLP Northern Tier Energy LP (NYSE: NTI) and Upstream MLP EROC in favor of other stocks that we believed had greater potential upside and were more attractive on a relative valuation basis.

The Fund remained overweight in the Upstream MLP subsector, as we believed these entities continued to offer superior total return potential relative to the Energy Trust subsector. For example, Linn Energy LLC (NASDAQ: LINE) took an initial step to monetize its Permian Wolfcamp acreage with the announcement of an asset exchange with ExxonMobil Corporation for acreage in the Hugoton natural gas field located in southwest Kansas. Additionally, Legacy Reserves, L.P. (NASDAQ: LGCY) announced a potentially transformational transaction in the Upstream MLP subsector that, we believe, may become the new template for strategic alliances between exploration and production companies and Upstream MLPs. Under this newly created alliance, LGCY purchased escalating working interest in natural gas wells in the Piceance Basin of western Colorado. As part of the consideration for the interest in the wells, LGCY paid the seller in cash and newly created incentive distribution rights (IDRs) that only fully vest if the seller sells additional assets to LGCY over time. The structure benefits both parties as LGCY receives a very steady, predictable production profile and cash flow stream from the assets as well as dramatically improved growth potential from future acquisitions from the seller. The seller benefits from the enhanced valuation it receives for its assets and the potentially higher cash payments from the IDRs. Conversely, we decreased the Fund’s exposure to the Variable Distribution MLP subsector due to concerns of increased valuations and weakening fundamentals.

As of May 31, 2014, the Fund’s assets remained overweight in the Upstream MLP and Canadian energy company subsectors, consistent with our goal to seek an appropriate balance of investing the Fund’s assets in historically more stable, higher yielding Upstream MLPs with lower yielding, higher growth potential Canadian energy companies. As of the same date, the Fund was most significantly underweight in the Variable Distribution MLP and Energy Trust subsectors, reflecting our view on the prospects and relative attractiveness for companies in these subsectors versus other opportunities.

Leverage

The Fund’s investment strategy focuses on holding core positions in higher yielding MLPs with stable business models and long-term growth prospects. We also work diligently to optimize the use of leverage for additional income and total return potential. This involves leveraging investments in MLPs and energy debt instruments when the probabilities of positive total return are deemed to be skewed favorably. As the prices of the Fund’s investments increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but this strategy is designed to have a positive impact over the longer term.

Closing

In summary, the Upstream MLP and Energy Trust subsectors have each continued to grow, mature and evolve. Deal flow and acquisition activity by Upstream MLPs has increased recently, and we expect this trend to continue through the coming year. Additionally, Encana (NYSE: ECA) successfully launched an initial public offering of Prairie Sky Royalty, Ltd. (TSX: PSK CN), which owns fee simple mineral title lands in western Canada. Similar to most Energy Trusts, the company receives royalty revenue from oil and gas production on its acreage which is developed and operated by third party producers. The PSK initial public offering was very successful and has since performed well in the market. Given the success of the PSK IPO, we anticipate other owners of fee simple mineral title lands and/or mineral or royalty interests will likely consider creating similar Energy Trusts to take public in the coming year.

We remain focused on the favorable long-term fundamental attributes of Upstream MLPs and Energy Trusts and the potential for attractive total returns based on current yield and expected distribution growth. The thesis of growth of the Upstream MLP sector through acquisitions of mature, low-decline producing assets continues to look very favorable as the U.S. Energy “Renaissance” continues and E&P companies seek alternatives to fund their shale development opportunities.

We at Swank Capital, LLC and Cushing® Asset Management, LP truly appreciate your support, and we look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank Chairman and Chief Executive Officer	Daniel L. Spears President

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund will invest in U.S. royalty trusts, Canadian royalty trusts, Canadian exploration & production companies and Master Limited Partnerships (MLPs) which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. MLPs are subject certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The index does not include fees or expenses. It is not possible to invest directly in an index.

The Cushing® Royalty & Income Fund

Allocation of Portfolio Assets(1) (Unaudited)

May 31, 2014

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is not assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies
(4)	Royalty Trusts
(5)	Senior Notes

The Cushing® Royalty & Income Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunctions with our full financial statements.

	Period from December 1, 2013 through May 31, 2014	Fiscal Year Ended 11/30/13	Period from February 28, 2012 through November 30, 2012
FINANCIAL DATA
Total income from investments
Distributions received	$7,581,774	$17,020,900	$14,182,412
Dividends from common stock, net of taxes witheld	$1,246,754	$1,158,780	$837,642
Interest income	$124,008	$246,588	$136,981

Total income from investments	$8,952,536	$18,426,268	$15,157,035
Advisory fee and operating expenses
Advisory fees, less expenses waived by Adviser	$1,646,266	$3,062,040	$2,165,708
Operating expenses (a)	251,564	511,443	590,559
Leverage costs	174,846	251,082	172,350

Total advisory fees and operating expenses	$2,072,676	$3,824,565	$2,928,617
Distributable Cash Flow (DCF) (b)	$6,879,860	$14,601,703	$12,228,418

Distributions paid on common stock	$9,648,554	$19,185,340	$9,553,051
Distributions paid on common stock per share	$1.00	$2.00	$1.00

Distribution Coverage Ratio
Before advisory fee and operating expenses	0.9 x	1.0 x	1.6 x
After advisory fee and operating expenses	0.7 x	0.8 x	1.3 x
OTHER FUND DATA (end of period)
Total Assets, end of period	216,852,970	212,536,830	214,585,962
Unrealized appreciation (depreciation), net of income taxes	19,355,126	7,596,847	(1,326,035)
Short-term borrowings	22,150,000	34,300,000	20,300,000
Short-term borrowings as a percent of total assets	10%	16%	9%
Net Assets, end of period	183,228,653	177,824,489	193,829,931
Net Asset Value per common share	$18.97	$18.43	$20.27
Market Value per share	$19.87	$17.20	$20.04
Market Capitalization	$191,914,157	$165,955,129	$191,673,903
Shares Outstanding	9,658,488	9,648,554	9,564,566

(a)	Excludes expenses related to capital raising

(b)

“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP and Energy Trusts distributions and offering expenses.

The Cushing® Royalty & Income Fund

Schedule of Investments (Unaudited) May 31, 2014

COMMON STOCK — 15.3%(1)	Shares	Fair Value

Upstream — 15.3%(1)
Canada — 15.3%(1)
Arc Resources LTD(2)	186,959	$5,388,240
Bonterra Energy Corporation	41,401	2,201,206
Crescent Point Energy Corporation(2)	217,062	8,898,281
Enerplus Corporation(2)	447,273	10,148,624
Freehold Royalties LTD	57,556	1,386,518

Total Common Stock (Cost $23,733,526)		$28,022,869

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 93.2%(1)
Coal — 0.6%(1)
United States — 0.6%(1)
Natural Resource Partners, L.P.	75,046	$1,063,402

Crude Oil & Refined Products — 2.4%(1)
United States — 2.4%(1)
Delek Logistics Partners, L.P.	75,482	2,632,812
Sprague Resources, L.P.	69,537	1,719,650

		4,352,462

Other — 1.0%(1)
United States — 1.0%(1)
Emerge Energy Services, L.P.	20,000	1,901,600

Shipping — 1.8%(1)
Republic of the Marshall Islands — 1.8%(1)
Capital Product Partners, L.P.	315,265	3,379,641

Upstream — 85.4%(1)
United States — 85.4%(1)
Atlas Resource Partners, L.P.	603,278	11,950,937
BreitBurn Energy Partners, L.P.(2)	822,626	17,637,102
Dorchester Minerals, L.P.(2)	228,223	6,454,146
EV Energy Partners, L.P.	391,400	14,454,402
Legacy Reserves, L.P.(2)	655,470	19,270,818
LinnCo, LLC	151,233	4,207,302
Linn Energy, LLC(2)	414,080	12,029,024
LRR Energy, L.P.(2)	227,514	3,915,516
Memorial Production Partners, L.P.(2)	738,013	16,509,351
MID-CON Energy Partners, L.P.(2)	726,059	16,191,116
QR Energy, L.P.(2)	924,492	16,566,897
Vanguard Natural Resources, LLC(2)	562,946	17,293,701

		156,480,312

Variable Distribution — 2.0%(1)
United States — 2.0%(1)
Alon USA Partners, L.P.	64,357	1,253,031
CVR Refining, L.P.	87,942	2,354,207

		3,607,238

Total Master Limited Partnerships and Related Companies (Cost $139,351,189)		$170,784,655

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Schedule of Investments (Unaudited)	May 31, 2014 — (Continued)

ROYALTY TRUSTS — 2.3%(1)	Shares	Fair Value

Upstream — 2.3%(1)
United States — 2.3%(1)
Hugoton Royalty Trust	50,700	$556,179
Pacific Coast Oil Trust	269,719	3,589,960

Total US Royalty Trusts (Cost $5,747,752)		$4,146,139

SENIOR NOTES — 1.7%(1)	Principal Amount
Upstream — 1.7%(1)
United States — 1.7%(1)
BreitBurn Energy Partners, L.P., 7.875%, due 04/15/2022	$1,000,000	$1,080,000
EV Energy Partners, L.P., 8.000%, due 04/15/2019	2,000,000	2,100,000

Total Senior Notes (Cost $3,095,000)		$3,180,000

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 0.0%(1)	Shares
United States — 0.0%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.01%(3)	4,480	$4,480
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(3)	4,480	4,480
Fidelity Money Market Portfolio — Institutional Class, 0.05%(3)	4,480	4,480
First American Government Obligations Fund — Class Z, 0.01%(3)	4,479	4,479
Invesco STIC Prime Portfolio, 0.01%(3)	4,479	4,479

Total Short-Term Investments (Cost $22,398)		$22,398

TOTAL INVESTMENTS — 112.5%(1) (Cost $173,949,865)		$206,156,061
Liabilities in Excess of Other Assets — (12.5)%(1)		(22,927,408)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$183,228,653

SCHEDULE OF WRITTEN OPTIONS — (0.0)%(1)	Contracts
United States — (0.0)%(1)
Emerge Energy Services, L.P., Call Option
Expiration: June 2014, Exercise Price: $90.00	(100)	$(61,000)
LinnCo LLC, Call Option
Expiration: July 2014, Exercise Price: $29.00	(400)	(5,000)

Total Written Options (Proceeds $27,583)		$(66,000)

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

(3)	Rate reported is the current yield as of May 31, 2014.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statement of Assets & Liabilities (Unaudited)

May 31, 2014

Assets
Investments, at fair value (cost $173,949,865)	$206,156,061
Foreign currency, at fair value (cost $9,229)	9,277
Receivable for investments sold	4,460,470
Deferred tax asset	5,657,110
Distributions and dividends receivable	100,787
Interest receivable	30,563
Prepaid expenses and other receivables	438,702

Total assets	216,852,970

Liabilities
Written call options, at fair value (premiums $27,582)	66,000
Payable to Adviser	269,983
Payable for investments purchased	10,070,645
Short-term borrowings	22,150,000
Payable to Trustees	2,344
Accrued expenses and other liabilities	1,065,345

Total liabilities	33,624,317

Net assets applicable to common stockholders	$183,228,653

Net Assets Applicable to Common Stockholders Consisting of
Capital stock, $0.001 par value; 9,658,488 shares issued and outstanding (unlimited shares authorized)	$9,658
Additional paid-in capital	192,167,891
Overdistribution of net investment income (loss), net of income taxes	(1,268,541)
Accumulated realized loss, net of income taxes	(27,035,481)
Net unrealized appreciation on investments, net of income taxes	19,355,126

Net assets applicable to common stockholders	$183,228,653

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$18.97

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statement of Operations (Unaudited)

Period From December 1, 2013 through May 31, 2014

Investment Income
Distributions received	$7,581,774
Less: return of capital on distributions	(9,175,740)

Distribution income	(1,593,966)
Dividends from common stock, net of foreign taxes withheld of $96,199	1,246,754
Interest income	124,008

Total Investment Income	(223,204)

Expenses
Advisory fees	1,646,266
Administrator fees	90,228
Professional fees	63,162
Reports to stockholders	30,487
Trustees’ fees	30,286
Registration fees	14,366
Custodian fees and expenses	13,656
Transfer agent fees	8,554
Fund accounting fees	825

Total Expenses before Interest Expense	1,897,830

Interest expense	174,846

Total Expenses	2,072,676

Net Investment Loss, before Income Taxes	(2,295,880)
Deferred tax benefit	662,603

Net Investment Loss	(1,633,277)

Realized and Unrealized Gain on Investments
Net realized gain on investments, before income taxes	3,585,433
Net realized gain on written options	84,177
Deferred tax expense	(1,076,417)

Net realized loss on investments	4,746,027

Net change in unrealized appreciation of investments, before income taxes	21,822,752
Net change in unrealized depreciation of written call options	(38,418)
Deferred tax expense	(10,026,055)

Net change in unrealized appreciation of investments	11,758,279

Net Realized and Unrealized Gain on Investments	16,504,306

Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$14,871,029

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statements of Changes in Net Assets

	Period From December 1, 2013 through May 31, 2014	Fiscal Year Ended November 30, 2013
	(Unaudited)
Operations
Net investment income (loss)	$(1,633,277)	$17,257
Net realized gain (loss) on investments	4,746,027	(13,586,762)
Net change in unrealized appreciation of investments	11,758,279	15,184,236

Net increase in net assets applicable to common stockholders resulting from operations	14,871,029	1,614,731

Dividends and Distributions to Common Stockholders
Net investment income	(964,855)	—
Return of capital	(8,683,699)	(19,185,340)

Total dividends and distributions to common stockholders	(9,648,554)	(19,185,340)

Capital Share Transactions
Underwriting discounts and offering expenses associated with the issuance of preferred shares	—	(4,793)
Proceeds from at-the-market offering of 0 and 35,948 common shares, respectively	—	669,485
Issuance of 9,934 and 48,040 common shares from reinvestment of distributions to stockholders, respectively	181,689	900,475

Net increase in net assets applicable to common stockholders from capital share transactions	181,689	1,565,167

Total increase (decrease) in net assets applicable to common stockholders	5,404,164	(16,005,442)
Net Assets
Beginning of period	177,824,489	193,829,931

End of period	$183,228,653	$177,824,489

Overdistribution of net investment income (loss) at the end of the period, net of income taxes	$(1,268,541)	$1,329,591

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statement of Cash Flows (Unaudited)

Period From December 1, 2013 through May 31, 2014

Operating Activities
Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$14,871,029
Adjustments to reconcile Increase in net assets applicable to common stockholders to net cash provided by operating activities
Net change in unrealized appreciation of investments	(21,784,036)
Purchases of investments	(40,606,917)
Proceeds from sales of investments	45,509,365
Proceeds from investments sold short	27,582
Proceeds from option transactions, net	2,370,127
Return of capital on distributions	9,175,740
Net realized losses on sales of investments	(3,670,732)
Net purchases of short-term investments	359,169
Changes in operating assets and liabilities
Receivable for investments sold	(4,115,120)
Deferred tax liability	8,287,035
Interest receivable	20
Distributions and dividends receivable	114,140
Prepaid expenses and other receivables	(435,846)
Payable to Adviser, net of waiver	(3,777)
Payable for investments purchased	10,070,645
Accrued expenses and other liabilities	929,072

Net cash provided by operating activities	21,097,496

Financing Activities
Proceeds from borrowing facility	27,900,000
Repayment of borrowing facility	(40,050,000)
Dividends paid to common stockholders	(9,466,874)

Net cash used in financing activities	(21,616,874)

Decrease in Cash and Cash Equivalents	(519,378)
Cash and Cash Equivalents:
Beginning of period	528,655

End of period	$9,277

Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest Paid	$172,490
Additional paid-in capital from Dividend Reinvestment	$181,689

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Financial Highlights

	Period From December 1, 2013 through May 31, 2014	Fiscal Year Ended November 30, 2013	Period From February 28, 2012(1) through November 30, 2012
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$18.43	$20.27	$—
Public offering price	—	—	25.00
Underwriting discounts and offering costs on issuance of common shares	—	—	(1.17)
Income from Investment Operations:
Net investment income (loss)	(0.15)	—	0.14
Net realized and unrealized gain (loss) on investments	1.69	0.16	(2.70)

Total increase (decrease) from investment operations	1.54	0.16	(2.56)

Less Distributions to Common Stockholders:
Net investment income	(0.10)	—	—
Return of capital	(0.90)	(2.00)	(1.00)

Total distributions to common stockholders	(1.00)	(2.00)	(1.00)

Net Asset Value, end of period	$18.97	$18.43	$20.27

Per common share fair value, end of period	$19.87	$17.20	$20.04

Total Investment Return Based on Fair Value(4)	22.21%	(4.61)%	(16.21	)%(3)

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Financial Highlights — (Continued)

	Period From December 1, 2013 through May 31, 2014		Fiscal Year Ended November 30, 2013	Period From February 28, 2012(1) through November 30, 2012
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$183,229		$177,824	$193,830
Ratio of expenses (including current and deferred income tax benefit (expense)) to average net assets after waiver(5)(6)(7)(8)	(11.66)%		2.41%	(7.59)%
Ratio of net investment income (loss) to average net assets before waiver(5)(6)(9)	(2.58)%		(0.01)%	1.08%
Ratio of net investment income (loss) to average net assets after waiver(5)(6)(9)	(2.58)%		0.06%	1.36%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit (expense), before waiver(5)(6)	(11.91)%		(0.34)%	10.59%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit (expense), after waiver(5)(6)	(11.91)%		(0.27)%	10.87%
Portfolio turnover rate	19.51	%(10)	94.34%	65.18	%(10)

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)

Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)

Not annualized. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(5)	Annualized for periods less than one full year.
(6)

For the period ended May 31, 2014, the Fund accrued $8,287,035 in net current and deferred tax expense. For the fiscal year ended November 30, 2013, the Fund accrued $598,878 in net current and deferred tax expense. For the period from February 28, 2012 through November 30, 2012, the Fund accrued $14,543,023 in net current and deferred income tax benefit.

(7)

The ratio of expenses (including current and deferred income tax benefit (expense)) to average net assets before waiver was (11.66)%, 2.48%, 2.15% and (7.31)% for the period ended May 31, 2014, fiscal year ended November 30, 2013 and period from February 28, 2012 through November 30, 2012, respectively.

(8)

The ratio of expenses (excluding current and deferred income tax expense) to average net assets before waiver was 2.33%, 2.15% and 2.20% for the period ended May 31, 2014, fiscal year ended November 30, 2013 and period from February 28, 2012 through November 30, 2012, respectively. The ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver was 2.33%, 2.08% and 1.92% for the period ended May 31, 2014, fiscal year ended November 30, 2013 and period from February 28, 2012 through November 30, 2012, respectively.

(9)	This ratio excludes current and deferred income tax benefit/expense on net investment income.
(10)	Not annualized.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Notes to Financial Statements (Unaudited)

May 31, 2014

1.    Organization

The Cushing® Royalty & Income Fund (the “Fund”) was formed as a Delaware statutory trust on July 18, 2011, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Cushing® Asset Management, LP (the “Adviser”). The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund commenced operations on February 28, 2012. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRF.”

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii)  Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends paid on securities sold short and such amounts would be reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The fair value of securities sold short was $66,000 at May 31, 2014.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in energy-related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from Energy Trusts and MLPs within the Statement of Operations. For the period ended May 31, 2014, the Fund has estimated approximately 100% of the distributions received from Energy Trusts and MLPs to be return of capital.

Expenses are recorded on the accrual basis.

D.  Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2014, the Fund’s distributions were expected to be comprised of 90% return of capital and 10% ordinary income. The tax character of distributions paid for the period ended May 31, 2014 will be determined in early 2015.

E.  Federal Income Taxation

The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in Energy Trusts and MLPs.

U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders.

Canadian royalty trusts are taxed as regular Canadian corporations and are now subject to “double taxation” at both the corporate level and on the income distributed to investors.

MLPs are generally treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes distributions from investments, which include the amount received as cash distributions from Energy Trusts, MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

There were no transactions in purchased options during the period ended May 31, 2014.

Transactions in written options contracts for the period ended May 31, 2014, are as follows:

	Contracts	Premiums
Outstanding at November 30, 2014	—	$—
Options written	1,850	161,026
Options covered	—	—
Options expired	(500)	(84,177)
Options exercised	(850)	(49,266)

Outstanding at May 31, 2014	500	$27,583

The average monthly fair value of written options during the period ended May 31, 2014 was $12,750.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended May 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$84,177	$84,177

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$(38,418)	$(38,418)

3.    Concentrations of Risk

The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in public and private securities of Energy Trusts, exploration and production MLPs and securities of other companies based in North America that are generally engaged in the same lines of business as those in which Energy Trusts and MLPs engage (“Other Energy Companies”, and together with Energy Trusts and MLPs, “Energy Companies”); up to 25% of its Managed Assets in unregistered or otherwise restricted securities, including securities issued by private companies; up to 25% of its Managed Assets in debt securities, preferred shares and convertible securities of Energy Companies and other issuers, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B – by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or (b) with respect to up to 10% of its Managed Assets in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment; and up to 20% of its Managed Assets in securities of companies that are not Energy Companies. These investments may include securities such as partnership interests, limited liability company interests or units, trust units, common stock, preferred stock, convertible securities, warrants and depositary receipts and debt securities. The Fund will not invest directly in commodities.

“Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.50% of the average weekly value of the Fund’s managed assets during such month for the services and facilities provided by the Adviser to the Fund. The Adviser earned $1,646,266 in advisory fees for the period ended May 31, 2014.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.09% of the first $100,000,000 of the Fund’s average daily net assets, 0.07% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $70,000.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.    Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of May 31, 2014, are as follows:

Deferred tax assets:
Net operating loss carryforward	$829,295
Capital loss carryforward	18,171,508
Foreign tax credit	96,199

Total deferred tax assets	19,097,002
Less Deferred tax liabilities:
Net unrealized appreciation on investments in securities	13,439,889

Net deferred tax asset	$5,657,113

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Fund has the following net operating loss and capital loss amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2014	$2,388,344	November 30, 2034

	$2,388,344

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2012	$28,180,011	November 30, 2017
November 30, 2013	19,448,025	November 30, 2018
November 30, 2014	1,743,136	November 30, 2019

	$49,371,172

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Net operating losses may be carried forward for 30 years and, accordingly, would begin to expire as of November 30, 2034. Capital losses may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2017.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended May 31, 2014, as follows:

Income tax expense at the federal statutory rate of 35%	$8,042,793
State income tax expense, net of federal benefit	419,951
Tax expense (benefit) on permanent items	(9,947)
Foreign taxes withheld	96,199
Tax expense (benefit) on provision to return differences	(165,762)

Total tax expense	$8,383,234

At May 31, 2014, the cost basis of investments was $169,059,671 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$50,967,668
Gross unrealized depreciation	(13,937,287)

Net unrealized appreciation	$37,030,381

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at May 31, 2014	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$28,022,869	$28,022,869	$—	$—
Master Limited Partnerships and Related Companies(a)	170,784,655	170,784,655	—	—
Royalty Trusts(a)	4,164,139	4,146,139	—	—

Total Equity Securities	202,953,663	202,953,663	—	—

Notes
Senior Notes(a)	3,180,000	—	3,180,000	—

Total Notes	3,180,000	—	3,180,000	—

Other
Short-Term Investment Companies	22,398	22,398	—	—

Total Other	22,398	22,398	—	—

Total	$206,156,061	$202,976,061	$3,180,000	$—

Liabilities
Options	$66,000	$66,000	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2014.

Transfers into and out of each level are measured at fair value at the end of the fiscal year. There were no transfers between any levels during the period ended May 31, 2014.

7.    Investment Transactions

For the period ended May 31, 2014, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $40,606,917 and $45,509,365 (excluding short-term securities), respectively and received proceeds from investments sold short in the amount of $27,582. The Fund sold covered options (proceeds) in the amount of $2,209,101. The Fund sold written options (proceeds) in the amount of $161,026.

8.    Common Stock

The Fund has unlimited shares of capital stock authorized and 9,658,488 shares outstanding at May 31, 2014. Transactions in common stock for the period ended May 31, 2014 were as follows:

Shares at November 30, 2012	9,564,566
Shares sold through at-the-market offering	35,948
Shares issued through reinvestment of distributions	48,040

Shares at November 30, 2013	9,648,554
Shares sold through reinvestment of distributions	9,934

Shares at May 31, 2014	9,658,488

9.    Borrowing Facilities

The Fund maintains a margin account arrangement with Bank of America — Merrill Lynch. The interest rate charged on margin borrowing is LIBOR plus 0.65%. Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period ended May 31, 2014 was approximately $42,914,286 and 0.81% respectively. At May 31, 2014, the principal balance outstanding was $22,150,000 and prepaid interest expense was $499.

10.    Subsequent Events

On June 20, 2014, the Fund paid a distribution in the amount of $0.50 per common share, for a total of $4,829,244. Of this total, the dividend reinvestment amounted to $149,073.

The Cushing® Royalty & Income Fund

Additional Information (Unaudited)

May 31, 2014

Investment Policies and Parameters

The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons or any of its officers. For the period ended May 31, 2014, the aggregate compensation paid by the Fund to the independent trustees was $36,942. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the period from the Fund’s inception through June 30, 2012 are available to shareholders without charge, upon request by calling the Fund toll-free at (800)236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the period ended May 31, 2014 was 19.51%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the “Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (for purposes of this section, together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, or by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of The Cushing® Royalty and Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

The Cushing® Royalty & Income Fund

Board Approval of Investment Management Agreement (Unaudited)

May 31, 2014

On May 21, 2014, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing® Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for the oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser, including, among other things, comparative information about the fees and expenses and performance of certain other closed-end funds. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the terms of the Agreement. The Board of Trustees reviewed certain background materials supplied by the Adviser in its presentation, including the Adviser’s Form ADV.

The Board of Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by the Adviser. The Board of Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

The Board of Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Board of Trustees also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics. The Board of Trustees, including all of the Independent Trustees, concluded that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees reviewed and considered the contractual annual advisory fee to be paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Fund.

The Board of Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with (a) a peer group of competitor closed-end funds investing primarily in the energy sector; and (b) other products managed by the Adviser. Given the small universe of managers and funds fitting within the criteria for the peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and Independent Trustees concurred with this approach.

Based on such information, the Board of Trustees further determined that the leveraged management fee for the Fund was below the median in the peer group.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Fund throughout the year. The Board of Trustees reviewed performance information comparing the performance of the Fund, net of fees, against its peer group. The Board of Trustees observed, among other things, the Fund’s strong net asset value total return year-to-date performance, which compared favorably with its peer group over the year-to-date period, but noted that the fund underperformed its peers since inception.

Other Considerations

The Board of Trustees received and considered a historical, current and projected profitability analysis prepared by the Adviser based on the fees payable under the Agreement. The Board of Trustees considered the profits realized and anticipated to be realized by the Adviser in connection with the operation of the Fund. The Board of Trustees concluded that the profit, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund is not unreasonable to the Fund.

The Board of Trustees considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement. The Board of Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including soft dollar arrangements or other so called “fall-out benefits”. The Board of Trustees concluded there were no material economics of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was consistent with the best interests of the Fund and its shareholders, and a majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing® Royalty & Income Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer

Daniel L. Spears

President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

Judd B. Cryer

Vice President

INVESTMENT ADVISER

Cushing® Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

THE CUSHING® ROYALTY & INCOME FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.swankcapital.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/01/2013-12/31/2013	0	0	0	0
Month #2 01/01/2014-01/31/2014	0	0	0	0
Month #3 02/01/2014-02/28/2014	0	0	0	0
Month #4 03/01/2014-03/31/2014	0	0	0	0
Month #5 04/01/2014-04/30/2014	0	0	0	0
Month #6 05/01/2014-05/31/2014	0	0	0	0
Total	0	0	0	0

*	Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing Royalty & Income Fund

By (Signature and Title)	/s/ Daniel Spears
Daniel L. Spears, President

Date	August 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel Spears
Daniel L. Spears, President

Date	August 8, 2014

By (Signature and Title)	/s/ John Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	August 8, 2014

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